Exhibit 99.01

Press Release

Available for Immediate Publication: April 27, 2016

First National Bank of Northern California Reports First Quarter 2016 Earnings of $0.55 Per Diluted Share

Source: FNB Bancorp (CA) (QTCQB:FNBG)

South San Francisco, California

Website: www.fnbnorcal.com

Contacts:

Tom McGraw, Chief Executive Officer (650) 875-4864

Dave Curtis, Chief Financial Officer (650) 875-4862

FNB Bancorp (QTCQB: FNBG), parent company of First National Bank of Northern California (the “Bank”), today announced net earnings available to common shareholders for the first quarter of 2016 of $2,567,000 or $0.55 per diluted share, compared to net earnings available to common shareholders of $1,799,000 or $0.39 per diluted share for the first quarter of 2015.

The first quarter of 2016 operating results, when compared to the same period a year ago, were positively affected by the completion of our America California Bank (“ACB”) acquisition that occurred in September, 2015. The ACB acquisition provided an opportunity for the Company to leverage our balance sheet and increase our interest earning assets and interest bearing liabilities, without a significant increase in operating expense. During the first quarter of 2016, our net interest income was $10.7 million, an increase of $483,000 from the fourth quarter of 2015.

“During the first quarter of 2016, the Company was able to grow our loans, net of allowance, by $11.2 million. This growth was achieved through our internal loan origination efforts. Also during the first quarter of 2016 we were able to increase our combined DDA and NOW deposit accounts by $13.2 million. The combination of all these things are what helped us to increase our net interest income during the quarter. Comparing the first quarter of 2016 with the fourth quarter of 2015, we were able to increase noninterest income slightly above fourth quarter levels, but noninterest expenses were significantly reduced due to the payment of non-recurring post acquisition expenses during the fourth quarter of 2015”, stated CEO Tom McGraw.

“During the first quarter of 2016, we were able to reduce our non-accrual loans from levels experienced at year-end. Nonperforming assets were also reduced from levels experienced at year-end. The Bank has worked hard to adhere to prudent underwriting standards as we continue to grow our loan portfolio. Our allowance for loan losses has remained relatively constant during the quarter. The first quarter provision for loan and lease losses was $75,000 and management believes the level of reserves are sufficient to meet expected losses inherent in our loan portfolio at March 31, 2016”, continue Tom McGraw.

CONSOLIDATED BALANCE SHEETS

(Dollars In Thousands)

	(Unaudited) As of March 31,
	2016	2015
ASSETS
Cash and due from banks	$37,737	$30,640
Interest-bearing time deposits with financial institutions	205	2,783
Securities available for sale, at fair value	329,396	264,499
Loans, net of deferred loan fees and allowance for loan losses	733,991	575,606
Bank Premises, equipment and leasehold improvements, net	10,320	10,685
Bank owned life insurance	15,946	12,594
Other equity securities	6,756	5,773
Accrued interest receivable	4,603	3,744
Other real estate owned	1,055	770
Goodwill	4,580	1,841
Prepaid expenses	945	1,016
Other assets	15,444	12,402
TOTAL ASSETS	$1,160,978	$922,353

LIABILITIES
Deposits:
Demand, noninterest bearing	$265,947	$222,400
Demand, interest bearing	113,337	90,914
Savings and money market	526,557	384,799
Time	124,410	106,511
Total Deposits	1,030,251	804,624
Note payable	4,800	5,400
Accrued expenses and other liabilities	17,230	12,292
Total Liabilities	1,052,281	822,316
STOCKHOLDERS’ EQUITY
Common stock, no par value:	75,240	67,242
Retained Earnings	29,666	29,944
Accumulated other comprehensive earnings, net of tax	3,791	2,851
Total Stockholders’ Equity	108,697	100,037
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,160,978	$922,353

CONSOLIDATED STATEMENTS OF EARNINGS

(Dollars In Thousands, Except Per Share Amounts)

	(Unaudited) Three Months Ended March 31,		Twelve Months Ended December 31,
	2016	2015	2015	2014
INTEREST INCOME
Interest and fees on loans	$9,871	$7,710	$33,235	$31,355
Interest on dividends and securities	1,685	1,344	6,008	5,423
Interest on deposits with other financial institutions	1	14	39	81
Total interest income	11,557	9,068	39,282	36,859

INTEREST EXPENSE
Deposits	783	454	2,359	1,884
Federal Home Loan Bank advances	8	1	9	17
Interest on note payable	57	59	229	192
Total interest expense	848	514	2,597	2,093
NET INTEREST INCOME	10,709	8,554	36,685	34,766
Provision for (recovery of) loan losses	75	75	(305)	(1,020)
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) LOAN LOSSES	10,634	8,479	36,990	35,786
NONINTEREST INCOME
Service charges	621	611	2,501	2,548
Gain on sale of premises	—	—	—	2,085
Net gain on sale of available-for-sale securities	184	69	339	138
Earnings on bank owned life insurance	100	84	364	359
Break-up fee from terminated definitive agreement	—	—	—	500
Other income	237	314	1,292	959
Total Noninterest Income	1,142	1,078	4,496	6,589
NONINTEREST EXPENSES
Salaries and employee benefits	4,938	4,302	18,523	16,731
Occupancy expense	631	668	2,517	2,773
Equipment expense	434	405	1,926	1,624
Professional fees	387	387	1,471	1,845
FDIC assessment	150	150	600	655
Telephone, postage, supplies	295	289	1,074	1,250
Advertising expense	117	99	500	414
Data processing expense	192	134	1,076	572
Low income housing expense	71	71	283	439
Surety insurance	87	88	381	278
Director fees	72	72	288	252
Gain on sale of other real estate owned	—	—	—	(220)
Other real estate owned (income) expense	(10)	—	4	87
Other expenses	423	278	1,282	1,168
Total Noninterest Expense	7,787	6,943	29,925	27,868
EARNINGS BEFORE PROVISION FOR INCOME TAXES	3,989	2,614	11,561	14,507
Provision for income taxes	1,422	815	3,364	5,098
NET EARNINGS	2,567	1,799	8,197	9,409
Dividends and discount accretion on preferred stock	—	—	—	170
NET EARNINGS AVAILABLE TO COMMON STOCKHOLDERS	$2,567	$1,799	$8,197	$9,239

Per Share Data:
Basic earnings per share available to common stockholders	$0.56	$0.40	$1.82	$2.08
Diluted earnings per share available to common stockholders	$0.55	$0.39	$1.77	$2.02
Cash dividends declared	$683	$555	$2,447	$1,780
Average shares outstanding	4,550	4,487	4,516	4,444
Average diluted shares outstanding	4,687	4,623	4,644	4,585

FINANCIAL HIGHLIGHTS

(Dollars In Thousands)

	(Unaudited) Three Months Ended March 31,		(Extracted from audited annual financial statements) Twelve Months Ended December 31,
	2016	2015	2015	2014
AVERAGE BALANCES:
Total Assets	$1,146,493	$919,313	$1,010,435	$901,533
Total Loans	743,282	587,903	629,814	572,070
Total Earning Assets	1,072,790	848,925	923,700	840,360
Total Deposits	1,012,268	801,718	890,369	785,481
Total Stockholder’s Equity	106,219	98,140	100,621	90,938

SELECTED PERFORMANCE DATA
Annualized return on average assets	0.90%	0.78%	0.81%	1.02%
Annualized return on average equity	9.67%	7.33%	8.15%	10.16%
Net interest margin (taxable equivalent)	4.14%	4.17%	4.06%	4.21%
Average loans as a percent of average deposits	73.43%	73.33%	70.70%	72.83%
Average total stockholders’ equity as a% of average total assets	9.26%	10.68%	9.96%	10.09%
Annualized common dividend payout ratio	26.61%	30.85%	29.85%	19.27%

NON-PERFORMING ASSETS		(Extracted from
(Dollars In Thousands)		audited annual
	(Unaudited)	financial statements)	(Unaudited) As of	(Unaudited)	(Unaudited)
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Non-accrual loans	6,882	7,915	5,192	6,020	5,923
Other real estate owned	1,055	1,026	838	806	770
Total non-performing assets	7,937	8,941	6,030	6,826	6,693

Loan loss reserve	$9,943	$9,970	$9,940	$9,836	$9,744
Non-accrual loans/Gross loans	0.92%	1.08%	0.73%	1.03%	1.01%
Loan loss reserves/Gross loans	1.33%	1.36%	1.40%	1.69%	1.66%

CONSOLIDATED BALANCE SHEETS		(Extracted from
(Dollars In Thousands)		audited annual
	(Unaudited)	financial statements)	(Unaudited)	(Unaudited)	(Unaudited)
	March 31,	December 31,	As of September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
ASSETS
Cash and due from banks	$37,737	$12,314	$40,282	$91,662	$30,640
Interest-bearing time deposits with financial institutions	205	205	1,246	2,138	2,783
Securities available for sale, at fair value	329,396	329,207	315,560	295,171	264,499
Loans, net of deferred loan fees and allowance for loan losses	733,991	722,747	696,888	571,665	575,606
Bank Premises, equipment and leasehold improvements, net	10,320	10,202	10,326	10,527	10,685
Bank owned life insurance	15,946	15,845	15,742	12,681	12,594
Other equity securities	6,756	6,748	6,748	6,069	5,773
Accrued interest receivable	4,603	4,511	4,326	3,909	3,744
Other real estate owned	1,055	1,026	838	806	770
Goodwill	4,580	4,580	4,580	1,841	1,841
Prepaid expenses	945	997	877	922	1,016
Other assets	15,444	15,967	14,044	12,437	12,402
TOTAL ASSETS	$1,160,978	$1,124,349	$1,111,457	$1,009,828	$922,353

LIABILITIES
Deposits:
Demand, noninterest bearing	$265,947	$263,822	$262,206	$249,420	$222,400
Demand, interest bearing	113,337	102,304	84,682	101,693	90,914
Savings and money market	526,557	491,633	512,534	437,092	384,799
Time	124,410	125,430	129,943	104,935	106,511
Total Deposits	1,030,251	983,189	989,365	893,140	804,624
Federal Home Loan Bank advances	—	17,000	—	—	—
Note payable	4,800	4,950	5,100	5,250	5,400
Accrued expenses and other liabilities	17,230	15,048	13,302	11,001	12,292
Total Liabilities	1,052,281	1,020,187	1,007,767	909,391	822,316
STOCKHOLDERS’ EQUITY
Common stock, no par value:	75,240	74,805	67,852	67,597	67,242
Retained Earnings	29,666	27,816	33,046	31,452	29,944
Accumulated other comprehensive earnings, net of tax	3,791	1,541	2,792	1,388	2,851
Total Stockholders’ Equity	108,697	104,162	103,690	100,437	100,037
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$1,160,978	$1,124,349	$1,111,457	$1,009,828	$922,353

CONSOLIDATED STATEMENTS OF INCOME			(Unaudited)
(Dollars In Thousands, Except Per Share Amounts)			Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
INTEREST INCOME
Interest and fees on loans	$9,871	$9,361	$8,309	$7,855	$7,710
Interest on dividends and securities	1,685	1,657	1,575	1,432	1,344
Interest on deposits with other financial institutions	1	3	9	13	14
Total interest income	11,557	11,021	9,893	9,300	9,068

INTEREST EXPENSE
Deposits	783	734	635	538	454
Federal Home Loan Bank advances	8	7	1	—	1
Interest on note payable	57	56	57	57	59
Total interest expense	848	797	693	595	514
NET INTEREST INCOME	10,709	10,224	9,200	8,705	8,554
Provision for (recovery of) loan losses	75	(530)	75	75	75
NET INTEREST INCOME AFTER PROVISION FOR (RECOVERY OF) LOAN LOSSES	10,634	10,754	9,125	8,630	8,479
NONINTEREST INCOME
Service charges	621	647	618	627	611
Net gain on sale of available-for-sale securities	184	89	29	152	69
Earnings on bank owned life insurance	100	103	90	87	84
Other income	237	290	287	401	314
Total Noninterest Income	1,142	1,129	1,024	1,267	1,078
NONINTEREST EXPENSES
Salaries and employee benefits	4,938	6,010	4,100	4,111	4,302
Occupancy expense	631	611	592	646	668
Equipment expense	434	393	718	410	405
Professional fees	387	396	334	354	387
FDIC assessment	150	150	150	150	150
Telephone, postage, supplies	295	292	237	256	289
Advertising expense	117	119	112	170	99
Data processing expense	192	136	659	147	134
Low income housing expense	71	71	70	71	71
Surety insurance	87	83	122	88	88
Director fees	72	72	72	72	72
Other real estate owned (income) expense	(10)	10	—	(6)	—
Other expenses	423	371	313	320	278
Total Noninterest Expense	7,787	8,714	7,479	6,789	6,943
EARNINGS BEFORE PROVISION FOR INCOME TAXES	3,989	3,169	2,670	3,108	2,614
Provision for income taxes	1,422	1,081	431	1,037	815
NET EARNINGS AVAILABLE TO COMMON STOCKHOLDERS	$2,567	$2,088	$2,239	$2,071	$1,799

			(Unaudited)
			Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Per Share Data:
Basic earnings per share available to common stockholders	$0.56	$0.47	$0.49	$0.46	$0.40
Diluted earnings per share available to common stockholders	$0.55	$0.45	$0.48	$0.45	$0.39
Cash dividends declared	$683	$648	$646	$559	$555
Average shares outstanding	4,550	4,487	4,524	4,511	4,487
Average diluted shares outstanding	4,687	4,623	4,643	4,636	4,623

SELECTED PERFORMANCE DATA
Annualized return on average assets	0.90%	0.91%	0.86%	0.87%	0.78%
Annualized return on average equity	9.67%	8.51%	8.88%	8.31%	7.33%
Net interest margin (taxable equivalent)	4.14%	4.17%	4.00%	4.14%	4.17%
Average loans as a percent of average deposits	73.43%	71.11%	67.72%	70.63%	73.33%
Average total stockholders’ equity as a % of average total assets	9.26%	10.68%	9.69%	10.46%	10.68%
Annualized common dividend payout ratio	26.61%	31.03%	28.85%	26.99%	30.85%

LOANS		(Extracted from
(Dollars In Thousands)		audited annual
	(Unaudited)	financial statements)	(Unaudited)	(Unaudited)	(Unaudited)
	March 31,	December 31,	As of September 30,	June 30,	March 31,
	2016	2015	2015	2015	2015
Real Estate Loans:
Construction	$42,465	$44,816	$35,868	$32,648	$34,237
Commercial	411,999	399,993	394,090	330,303	322,414
Multi family	59,993	63,597	63,928	51,613	53,703
Residential	173,437	171,964	172,280	127,900	128,105
Commercial & industrial loans	55,694	52,033	39,843	37,745	45,589
Consumer loans	1,675	1,574	1,497	1,696	1,697
Gross Loans	745,263	733,977	707,506	581,905	585,745
Net deferred loan fees	(1,329)	(1,260)	(678)	(404)	(395)
Allowance for loan losses	(9,943)	(9,970)	(9,940)	(9,836)	(9,744)
NET LOANS	$733,991	$722,747	$696,888	$571,665	$575,606

Cautionary Statement: This release contains certain forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those stated herein. Management’s assumptions and projections are based on their anticipation of future events and actual performance may differ materially from those projected. Risks and uncertainties which could impact future financial performance include, among others, (a) competitive pressures in the banking industry; (b) changes in the interest rate environment; (c) general economic conditions, either nationally or regionally or locally, including fluctuations in real estate values; (d) changes in the regulatory environment; (e) changes in business conditions or the securities markets and inflation; (f) possible shortages of gas and electricity at utility companies operating in the State of California, and (g) the effects of terrorism, including the events of September 11, 2001, and thereafter, and the conduct of war on terrorism by the United States and its allies. Therefore, the information set forth herein, together with other information contained in the periodic reports filed by FNB Bancorp with the Securities and Exchange Commission, should be carefully considered when evaluating its business prospects. FNB Bancorp undertakes no obligation to update any forward-looking statements contained in this release.